UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549 FORM 8-K CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 24, 2018

Associated Banc-Corp
(Exact name of registrant as specified in its chapter)

Wisconsin	001-31343	39-1098068

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 Main Street, Green Bay, Wisconsin	54301
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	920-491-7500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The results of the matters submitted to a shareholder vote at the 2018 Annual Meeting of Shareholders of Associated Banc-Corp (the “Company”) held on April 24, 2018 were as follows:

(1) Election of the below-named nominees to the Board of Directors of the Company:

Nominee	Number of Votes FOR	Number of Votes Withheld	Broker Non-Votes
John F. Bergstrom	125,117,987	3,106,550	20,000,282
Michael T. Crowley, Jr.	127,174,596	1,049,941	20,000,282
Philip B. Flynn	127,429,432	795,105	20,000,282
R. Jay Gerken	127,543,058	681,479	20,000,282
Judith P. Greffin	127,662,908	561,629	20,000,282
William R. Hutchinson	127,384,016	840,521	20,000,282
Robert A. Jeffe	127,474,713	749,824	20,000,282
Eileen A. Kamerick	124,947,256	3,277,281	20,000,282
Gale E. Klappa	104,380,052	23,844,485	20,000,282
Richard T. Lommen	124,910,272	3,314,265	20,000,282
Cory L. Nettles	127,458,662	765,875	20,000,282
Karen T. van Lith	125,356,110	2,868,427	20,000,282
John (Jay) B. Williams	127,715,887	508,650	20,000,282

Each of the nominees was elected.

(2) Advisory approval of the Company’s named executive officer compensation:

Number of Votes FOR	Number of Votes Against	Withheld/Abstentions	Broker Non-Votes
101,470,453	25,552,231	1,201,853	20,000,282

(3)  Advisory vote on the frequency of votes on advisory approval of the Company’s named executive officer compensation:

One Year	Two Years	Three Years	Withheld/Abstentions
114,716,019	305,272	12,646,016	557,230

The Company’s shareholders approved one year as the frequency of shareholder votes on the Company’s named executive officer compensation.  Consistent with the recommendation by the Board of Directors of the Company (the “Board”) and in light of the vote of the Company’s shareholders on this proposal, the Board has determined that the Company will hold an advisory vote on the Company’s named executive officer compensation on an annual basis.

(4)

Ratification of KPMG LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2018:

Number of Votes FOR	Number of Votes Against	Withheld/Abstentions	Broker Non-Votes
144,237,351	3,435,073	552,395	0

This matter was ratified by the Company’s shareholders.

Item 8.01. Other Events.

On April 24, 2018, the Board declared a dividend on the Company’s outstanding common stock, outstanding 6.125% Perpetual Preferred Stock, Series C Depositary Shares, and outstanding 5.375% Preferred Stock, Series D Depositary Shares.

On April 24, 2018, the Board also authorized the repurchase of up to $100 million of the Company’s common stock.  This repurchase authorization is in addition to the authority remaining under the previous program.

The press release containing this information is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits
99.1 Press Release dated April 24, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Associated Banc-Corp
(Registrant)

Date: April 26, 2018	By: /s/ Randall J. Erickson
Randall J. Erickson
Executive Vice President, General Counsel and
Corporate Secretary

4